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                                                                   Exhibit 23.2


                        CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-3 (No. 333-36299) and to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-42285 and 333-42291) of Miami Computer Supply Corporation of our report dated February 23, 1998 appearing on page 19 of this Form 10-K.




Price Waterhouse LLP
Cincinnati, Ohio
March 25, 1998